UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 7, 2025

Monogram Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41707	81-3777260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3919 Todd Lane, Austin, TX 78744

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (512) 399-2656

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MGRM	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modification to Rights of Security Holders

As previously disclosed, Monogram Technologies Inc. (the “Company”) previously issued and sold units, with each unit consisting of (a) one share of the Company’s 8.00% Series D Convertible Cumulative Preferred Stock (the “Series D Preferred Stock”) and (b) one common stock purchase warrant to purchase one share of the Company’s common stock, $0.001 par value per share (the “Common Stock”), in connection with a registered public offering that closed on October 1, 2024 (the “Offering”). Each share of Series D Preferred Stock is convertible into one share of the Company’s Common Stock. Pursuant to the Certificate of Designation of Preferences, Rights and Limitations (the “Certificate of Designation”), of the Series D Preferred Stock subject to certain exceptions and limitations, the Company has the right to direct the mandatory conversion (the “Mandatory Conversion”) of the Series D Preferred Stock in certain events, including in the event that the closing price of the Common Stock closes at or above $2.8125 per share for ten (10) consecutive trading days ending and including the applicable Mandatory Conversion Notice Date (as defined below).

On July 7, 2025 (the “Mandatory Conversion Notice Date”) the Company electronically mailed to the holders of Series D Preferred Stock (the “Holders”), a Mandatory Conversion Notice (as defined in the Certificate of Designation) notifying the Holders that, in accordance with Section 6(a) of the Certificate of Designation, the closing price of the Common Stock closed at or above $2.8125 per share for ten (10) consecutive trading days ending and including the Mandatory Conversion Notice Date, thereby trigging a Mandatory Conversion pursuant to Section 6(a) of the Certificate of Designation. Such conversion shall be effective as of July 14, 2025.

The foregoing summary of the Certificate of Designation does not purport to be complete and is subject to, and qualified in its entirety by, such document attached as Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 12, 2024, which is incorporated herein by reference.

Item 8.01	Other Events

On July 8, 2025, the Company issued a press release announcing the mailing of the Notice of Conversion, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated July 8, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOGRAM TECHNOLOGIES INC.

Dated: July 8, 2025	/s/ Benjamin Sexson
Benjamin Sexson
Chief Executive Officer